Exhibit 99.1

PRESS RELEASE

Contact:	Investors:
Michael J. Lambert	Stephan Ogilvie
EVP & Chief Financial Officer	VP, Corporate Development & Investor Relations
NuVasive, Inc.	NuVasive, Inc.
858-909-3394	201-322-6515
investorrelations@nuvasive.com	investorrelations@nuvasive.com

Media:
Nicholas S. Laudico
The Ruth Group
646-536-7030
nlaudico@theruthgroup.com

NUVASIVE REPORTS FOURTH QUARTER

AND FULL YEAR 2012 FINANCIAL RESULTS

•	Fourth quarter 2012 total revenue of $165.8 million; up 10.4% from fourth quarter 2011 and up 11.7% from third quarter 2012

•	Full year 2012 total revenue of $620.3 million; up 14.8% from the full year 2011

•	GAAP operating margin of 2.5% for the fourth quarter 2012 and 6.0% for the full year 2012

•	Non-GAAP operating margin of 15.0% for the fourth quarter 2012 and 14.5% for the full year 2012

•	GAAP net loss of $2.7 million, or $0.06 per share, for the fourth quarter 2012 and GAAP net earnings of $3.1 million, or $0.07 per share, for the full year 2012

•	Non-GAAP earnings of $15.0 million, or $0.34 per share, for the fourth quarter 2012 and $45.8 million, or $1.04 per share, for the full year 2012

SAN DIEGO, February 26, 2013 -    NuVasive, Inc. (Nasdaq: NUVA) a medical device company focused on developing minimally disruptive surgical products and procedures for the spine, announced today financial results for the quarter and for the full year ended December 31, 2012.

Alex Lukianov, Chairman and Chief Executive Officer, said, “We are very proud of our strong close to 2012 and excellent revenue growth of 15% with profit translation. As we embark on 2013, we are excited to build upon our momentum with growing clinical evidence, game-changing new product launches, an energized sales force, and our expansion into new international markets. Over the last decade, NuVasive has positively changed the lives of over 100,000 spine patients through minimally invasive surgery with our XLIF procedure. We are highly focused on continually disrupting the global spine industry through innovation with advanced procedural solutions and executing to a long term plan of evolving into a $1 billion company with steadily increasing profitability. Our proven, three pillar market share taking strategy of Superior Outcomes, Absolute Responsiveness, and Speed of Innovation will sustain our future growth toward the #3 position within the global spine industry.”

NuVasive reported fourth quarter 2012 revenue of $165.8 million, a 10.4% increase over the $150.2 million for the fourth quarter 2011 and an 11.7% increase over the $148.4 million reported for the third quarter 2012.

Gross profit for the fourth quarter 2012 was $123.6 million and gross margin was 74.5%, compared to a gross profit of $113.1 million and a gross margin of 75.3% for the fourth quarter 2011. For the third quarter 2012, gross profit was $110.6 million and gross margin was 74.6%. Gross profit for the full year 2012 was $466.8 million and gross margin was 75.3%, compared to a gross profit of $428.4 million and gross margin of 79.3% for the full year 2011.

Total operating expenses for the fourth quarter 2012 were $119.4 million compared to $122.9 million in the fourth quarter 2011 and $98.1 million in the third quarter 2012. The higher operating expenses in the fourth quarter 2011 resulted from a higher 2011 asset impairment charge. Full year 2012 operating expenses were $429.8 million compared to $513.4 million reported for the full year 2011. The higher operating expenses for the full year 2011 resulted primarily from a 2011 charge related to a litigation liability.

On a GAAP basis, the Company reported a net loss of $2.7 million, or $0.06 per share, for the fourth quarter 2012, and net income of $3.1 million, or $0.07 per share for the full year 2012.

On a Non-GAAP basis, the Company reported net income of $15.0 million, or $0.34 per share, for the fourth quarter 2012, and net income of $45.8 million, or $1.04 per share, for the full year 2012. The Non-GAAP earnings per share calculations for the fourth quarter and full year exclude, respectively, (i) non-cash stock-based compensation of $5.9 million and $26.3 million; (ii) certain intellectual property litigation expenses of $852,000 and $2.4 million; (iii) amortization of intangible assets of $3.6 million and $12.4 million; (iv) acquisition related items of $639,000 and $2.1 million; (v) non-cash interest expense on convertible notes of $3.3 million and $12.7 million; and (vi) intangible asset and goodwill impairment charges of $9.7 million and $9.7 million.

Cash, cash equivalents and short and long-term marketable securities were $346.1 million at December 31, 2012.

2013 Full Year Financial Guidance

•	Revenue of approximately $655 million

•	GAAP EPS of approximately $0.07

•	Non-GAAP EPS of approximately $1.00

•	Non-GAAP Operating Margin of approximately 14%

•	GAAP effective tax expense rate of approximately 60%

Reconciliation of Full Year EPS Guidance

2013
Guidance [2]
GAAP earnings per share guidance [1]	$0.07
Non-cash stock based compensation	0.39
Certain intellectual property litigation expenses	0.06
Amortization of intangible assets	0.27
Acquisition related items [3]	0.03
Non-cash interest expense on convertible notes	0.18

Non-GAAP earnings per share guidance [1]	$1.00

Weighted shares outstanding - basic	45,500

Weighted shares outstanding - diluted	46,500

[1]	Includes negative impact of Medical Device Excise Tax of ~$0.13
[2]	Effective tax rate of ~60% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[3]	Acquisition related items include expenses associated with prior M&A activity and as incurred

Reconciliation of Non-GAAP Operating Margin %
	2012 Actuals		2013 Full Year Guidance
	Fourth Quarter	Full Year
Gross Margin % [A]	74.5%	75.3%	~74.0% [1]

Non-GAAP Operating Expenses [B]	59.5%	60.8%	~60.0%
Non-cash stock-based compensation	3.5%	4.2%	~5.0%
Certain intellectual property litigation expenses	0.5%	0.4%	~1.0%
Amortization of intangible assets	2.2%	2.0%	~3.0%
Intangible asset and goodwill impairment charge	5.9%	1.5%	—
Acquisition related items [2]	0.4%	0.3%	~0.3%

GAAP Operating Expenses	72.0%	69.3%	~69.3%

Non-GAAP Operating Margin % [A-B]	15.0%	14.5%	~14.0% [1]
[1] Includes negative impact of Medical Device Excise Tax of ~1.5%, or ~150bps
[2] Acquisition related items include expenses associated with prior M&A activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain Non-GAAP financial measures such as Non-GAAP earnings per share, which exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, acquisition related items, non-cash interest expense on convertible notes, and intangible asset and goodwill impairment charges. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the Non-GAAP financial measures provided in this earnings release excluding these costs and uses these Non-GAAP financial measures to enable it to analyze further, and more consistently, the period-to-period financial performance of its core business operations. Management believes that providing investors with these Non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These Non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from Non-GAAP measures used by other companies. Set forth below are reconciliations of the Non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Fourth Quarter 2012 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax [1]	(Loss) Earnings Per Share
GAAP net income		$(2,746)	$(0.06)
Impact of change from basic to diluted share count			—

GAAP net loss, adjusted to diluted share count		$(2,746)	$(0.06)
Non-cash stock-based compensation	$5,912	3,547	0.08
Certain intellectual property litigation expenses	852	511	0.01
Amortization of intangible assets	3,600	2,160	0.05
Acquisition related items	639	383	0.01
Non-cash interest expense on convertible notes	3,262	1,957	0.04
Intangible asset impairment charge	1,400	840	0.02
Goodwill impairment charge	8,300	8,300	0.19

Non-GAAP earnings		$14,953	$0.34

GAAP weighted shares outstanding - basic and diluted			43,628

Non-GAAP weighted shares outstanding - diluted			44,634

1 40% tax rate applied to Non-GAAP adjustments, except for non-deductible goodwill impairment charge

Reconciliation of Full Year 2012 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax [1]	Earnings Per Share
GAAP net income		$3,144	$0.07
Non-cash stock-based compensation	$26,312	15,787	0.36
Certain intellectual property litigation expenses	2,419	1,451	0.03
Amortization of intangible assets	12,430	7,458	0.17
Acquisition related items	2,059	1,235	0.03
Non-cash interest expense on convertible notes	12,697	7,618	0.17
Intangible asset impairment charge	1,400	840	0.02
Goodwill impairment charge	8,300	8,300	0.19

Non-GAAP earnings		$45,834	$1.04

Weighted shares outstanding - diluted			44,272

1 40% tax rate applied to Non-GAAP adjustments, except for non-deductible goodwill impairment charge

Conference Call

NuVasive will hold a conference call today at 5:30 p.m. ET / 2:30 p.m. PT to discuss the results. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the investor relations page of the Company’s corporate website at www.nuvasive.com.

After the live webcast, the call will remain available on NuVasive’s website, www.nuvasive.com, through March 26, 2013. In addition, a telephonic replay of the call will be available until March 12, 2013. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number 406960.

About NuVasive

NuVasive is a medical device company focused on developing minimally disruptive surgical products and procedurally integrated solutions for the spine. The Company is the 4th largest player in the $8.2 billion global spine market.

NuVasive’s principal product offering is based on its Maximum Access Surgery, or MAS® platform. The MAS platform combines several categories of solutions that collectively may minimize soft tissue disruption during spine surgery with maximum visualization and safe, easy reproducibility for the surgeon: a proprietary software-driven nerve avoidance system and intra-operative monitoring support; MaXcess®, a unique split-blade retractor system; a wide variety of specialized implants; and several biologic fusion enhancers. MAS may significantly improve surgical outcomes and returns patients to activities of daily living much faster than conventional approaches. Having redefined spine surgery with the MAS platform’s lateral approach, known as eXtreme Lateral Interbody Fusion, or XLIF®, NuVasive has built an entire spine franchise. With a complete portfolio of products spanning lumbar, thoracic, and cervical applications, the Company will continue to expand and evolve its offering predicated on its focus on innovation and dedication to outstanding service levels supported by a culture of Absolute Responsiveness®.

NuVasive cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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NuVasive, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Revenue	$165,754	$150,194	$620,255	$540,506
Cost of goods sold (excluding amortization of purchased technology)	42,196	37,062	153,409	112,111

Gross profit	123,558	113,132	466,846	428,395

Operating expenses:
Sales, marketing and administrative	97,713	93,428	372,416	349,052
Research and development	8,398	8,888	35,296	38,408
Amortization of intangible assets	3,600	2,368	12,430	6,609
Impairment of goodwill and intangible assets	9,700	18,167	9,700	18,167
Litigation award	—	—	—	101,200

Total operating expenses	119,411	122,851	429,842	513,436

Interest and other expense, net:
Interest income	254	241	915	832
Interest expense	(7,028)	(6,971)	(27,710)	(17,933)
Other income (expense), net	901	(225)	1,047	2,078

Total interest and other expense, net	(5,873)	(6,955)	(25,748)	(15,023)

(Loss) income before income taxes	(1,726)	(16,674)	11,256	(100,064)
Income tax expense (benefit)	1,050	(6,328)	8,814	(29,043)

Consolidated net (loss) income	$(2,776)	$(10,346)	$2,442	$(71,021)

Net loss attributable to noncontrolling interests	$(30)	$(310)	$(702)	$(1,172)

Net (loss) income attributable to NuVasive, Inc.	$(2,746)	$(10,036)	$3,144	$(69,849)

Net (loss) income per share attributable to NuVasive, Inc.:
Basic	$(0.06)	$(0.24)	$0.07	$(1.73)

Diluted	$(0.06)	$(0.24)	$0.07	$(1.73)

Weighted average shares outstanding:
Basic	43,628	42,172	43,328	40,372

Diluted	43,628	42,172	44,272	40,372

Stock-based compensation is included in expenses in the following categories:
Sales, marketing and administrative	$5,373	$7,627	$24,096	$29,583
Research and development	514	654	2,138	2,487
Cost of goods sold	25	—	78	—

	$5,912	$8,281	$26,312	$32,070

NuVasive, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$123,299	$163,492
Short-term marketable securities	138,405	146,228
Accounts receivable, net	88,958	87,736
Inventory	126,335	119,313
Deferred tax assets, current	28,236	54,550
Prepaid expenses and other current assets	8,516	20,518

Total current assets	513,749	591,837
Property and equipment, net	125,123	124,754
Long-term marketable securities	84,412	32,503
Intangible assets, net	101,362	108,140
Goodwill	154,106	159,349
Deferred tax assets	40,575	19,857
Restricted cash and investments	118,995	68,600
Other assets	25,463	18,522

Total assets	$1,163,785	$1,123,562

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$62,048	$51,744
Accrued payroll and related expenses	27,916	22,215
Litigation liability	—	101,200
Acquisition-related liabilities	—	32,221
Senior Convertible Notes, current	74,311	—

Total current liabilities	164,275	207,380
Senior Convertible Notes	332,404	394,019
Deferred tax liabilities	3,129	3,952
Litigation liability	101,200	—
Other long-term liabilities	15,199	13,461
Commitments and contingencies
Noncontrolling interests	10,003	10,705
Stockholders’ equity:
Preferred stock	—	—
Common stock	44	42
Additional paid-in capital	714,865	674,790
Accumulated other comprehensive income	786	477
Accumulated deficit	(178,120)	(181,264)

Total stockholders’ equity	537,575	494,045

Total liabilities and stockholders’ equity	$1,163,785	$1,123,562

NuVasive, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2012	2011	2010
Operating activities:
Consolidated net income (loss)	$2,442	$(71,021)	$76,533
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	51,909	36,242	36,737
Deferred income tax expense (benefit)	4,525	(30,967)	(53,664)
Amortization of debt discount	12,697	6,108	—
Amortization of debt issuance costs	1,872	1,816	1,493
Stock-based compensation	26,312	32,070	28,225
Impairment of goodwill and intangible assets	9,700	18,167	—
Loss on repurchase of Senior Convertible Notes, net	—	332	—
Gain recognized on change in fair value of derivatives	—	(2,387)	—
Allowance for doubtful accounts and sales return reserve	103	1,345	(995)
Allowance for excess and obsolete inventory, net of write-offs	5,475	6,028	1,607
Accretion of contingent consideration	1,364	980	962
Other non-cash adjustments	5,919	5,247	3,844
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(2,005)	(9,929)	(17,865)
Inventory	(11,022)	(17,170)	(18,664)
Prepaid expenses and other current assets	12,725	(14,396)	(2,105)
Accounts payable and accrued liabilities	2,938	(3,385)	11,596
Litigation liability	—	101,200	—
Accrued payroll and related expenses	5,128	2,685	(1,877)

Net cash provided by operating activities	130,082	62,965	65,827
Investing activities:
Cash paid for business and asset acquisitions	(11,088)	(37,574)	(973)
Purchases of property and equipment	(41,189)	(53,370)	(45,846)
Purchases of marketable securities	(235,919)	(253,210)	(203,415)
Sales of marketable securities	246,504	151,966	204,439
Purchases of restricted investments	(113,281)	(4,536)	—
Sales of restricted investments	7,079	—	—
Payment for specific rights in connection with supply agreement, net of refund received	—	(5,000)	—

Net cash used in investing activities	(147,894)	(201,724)	(45,795)
Financing activities:
Proceeds from the sale of warrants	—	47,898	—
Proceeds from the issuance of convertible debt, net of issuance costs	—	391,445	—
Purchase of convertible note hedges	—	(80,097)	—
Repurchase of 2013 Senior Convertible Notes	—	(154,164)	—
Tax benefits related to stock-based compensation awards	3,003	463	186
Proceeds from the issuance of common stock	4,884	6,852	14,831
Payment of contingent consideration	(29,722)	(1,800)	—
Other assets	(721)	(718)	(7,935)

Net cash (used in) provided by financing activities	(22,556)	209,879	7,082
Effect of exchange rate changes on cash	175	(225)	70

(Decrease) increase in cash and cash equivalents	(40,193)	70,895	27,184
Cash and cash equivalents at beginning of year	163,492	92,597	65,413

Cash and cash equivalents at end of year	$123,299	$163,492	$92,597